SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 18, 2004

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code: (650) 462-5900

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure

On March 18, 2004, Depomed, Inc., a California corporation, issued a press release announcing top-line results from the Phase III clinical trial of its Ciprofloxacin GR, an extended release formulation of ciprofloxacin HCl, which is used to treat urinary tract infections

Item 7.  Exhibits

Exhibits
99.1	Depomed, Inc. Press Release issued on March 18, 2004

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and Chief Financial Officer

Date:  March 18, 2004

EXHIBIT INDEX

Exhibit
99.1	Depomed, Inc. Press Release issued on March 18, 2004